EXHIBIT
                                      10.13

                              E.A.J. Danbury, Inc.
                               d/b/a Eat At Joe's
           The Danbury Fair - Danbury, Connecticut - Fairfield County
                                  3,022 sq. ft.

                                 Wilmorite, Inc.
                           Teresa M. Rubert, Paralegal
                              1265 Scottsville Road
                                  P.O. Box 370
                            Rochester, New York 14602

Preopeing Date    Rent Commencement Date    Opening Date       Termination Date
                Earlier of December 1, 1998                   December 31, 2013
                or date open for business
RENEWAL OPTION:
EARLY TERMINATION OPTION:
FINANCIAL INFORMATION:

Security Deposit: -0-

* Base Rent:                         Years 1-5       Years 6-10     Years 11-15
                     Monthly:       $11,080.67       $11,584.33      $12,088.00
                     Annual:       $132,968.00      $139,012.00     $145,056.00
                     Square Foot:

Percentage Rent:     Break Point:   $1,500,000       $1,500,000      $1,500,000
                     Percentage:        6%               6%               6%

Common Area Maintenance: * Exterior Shopping Center Maintenance Charge: Costs times (3,022 sq. ft. divide total sq. ft. Of Leased Area of all Tenants) divide 12 paid monthly.
* Mall Maintenance Charge: Costs times (3,022 divide total gross leased area of all mall stores.)

Food Court Maintenance:

Marketing/Advertising/Promotional Fees/ Merchant's Association:
* Marketing Fund: ($1.00 times 3,022)divide and paid monthly.1

Utility Service Charge: T to pay LL, as additional rent, all charges for sewer, water, HVAC, lighting, and electricity as consumed in the premises.

Construction Allowance/Rent Concession: T to remodel, at its own const, prior to commencement of term, and again prior to the end of the 10th lease year.

Other Pass-Through Charges: * T's Insurance; * Garbage and rubbish removal; * Proportionate Taxes: Taxes times (3,022 divide total sq. ft. Of leased area of all Tenant's.)

Department Store:                  Expansion Rent Decreases:

RADIUS RESTRICTIONS: T shall not, during the term of the lease, operate another store within a radius of two (2) miles.

ASSIGNMENT/SUBLETTING:                  Conformed
GUARANTOR:           E.A.J. Holding Corporation, Inc.
                     1415 East Route 70, Suite 412
                     Cherry Hill, New Jersey 08034
GUARANTOR LIMITATIONS:  Guarantor's obligations exists only during first three
                        (3) years of lease term.

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1    Adjusted annually in proportion to that of the CPI for the previous year.